                                                                   Exhibit 10(j)

                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                           DEFERRED COMPENSATION PLAN
                          (JANUARY 1, 1997 RESTATEMENT)



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                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                           DEFERRED COMPENSATION PLAN
                          (JANUARY 1, 1997 RESTATEMENT)


                                TABLE OF CONTENTS
                                -----------------

        Section                                                       Page
        -------                                                       ----
                                    ARTICLE I
                                   DEFINITIONS

         1.1      Definitions............................................2
         1.2      Construction...........................................4

                                   ARTICLE II
                         ELECTIONS BY ELIGIBLE EMPLOYEES

         2.1      Election to Defer......................................5
         2.2      Effectiveness of Elections.............................5

                                   ARTICLE III
                            ACCOUNTS AND INVESTMENTS

         3.1      Establishment of Accounts..............................6
         3.2      Amount of Deferrals....................................6
         3.3      Adjustment of Accounts.................................6

                                   ARTICLE IV
                            DISTRIBUTION OF ACCOUNTS

         4.1      Method of Distribution.................................7
         4.2      Time of Payments.......................................7
         4.3      Hardship Distribution..................................7
         4.4      Distributions Upon Death...............................8
         4.5      Taxes..................................................8

                                    ARTICLE V
                                   BENEFICIARIES                         9

                                   ARTICLE VI
                                  MISCELLANEOUS

         6.1      Amendment and Termination of the Plan.................10
         6.2      Non-Alienation........................................10
         6.3      Payment of Benefits to Others.........................10
         6.4      Plan Non-Contractual..................................10
         6.5      Taxability of Plan Benefits...........................11
         6.6      Funding...............................................11
         6.7      Section 16b Procedures................................11

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

         6.8      Severability....................................12
         6.9      Governing Law...................................12


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                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                           DEFERRED COMPENSATION PLAN
                          (JANUARY 1, 1997 RESTATEMENT)


         WHEREAS, the Bearings, Inc. Deferred Compensation Plan was established, effective as of July 1, 1993, by Bearings, Inc. to provide key executives of Bearings, Inc. and its affiliates with a means by which to defer receipt of all or a portion of their incentive compensation payable under the Bearings, Inc. Management Incentive Plan; and

         WHEREAS, the Bearings, Inc. Deferred Compensation Plan was amended subsequently on two occasions; and

         WHEREAS, effective as of January 1, 1997, Bearings, Inc. changed its name to Applied Industrial Technologies, Inc.; and

         WHEREAS, it is desired to amend and restate the Bearings, Inc. Deferred Compensation Plan to reflect such plan sponsor name change;

         NOW, THEREFORE, effective as of January 1, 1997, the Bearings, Inc. Deferred Compensation Plan is hereby renamed the Applied Industrial Technologies, Inc. Deferred Compensation Plan and is amended and restated in the manner hereinafter set forth.

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

         1.1 DEFINITIONS. As used herein, the following words shall have the meanings hereinafter set forth unless otherwise specifically provided.

                           (1) The term "AFFILIATE" shall mean any member of a
                  controlled group of corporations (as determined under Section 414(b) of the Code) of which the Company is a member any member of a group of trades or business under common control (as determined under Section 414(c) of the Code) with the Company any member of an affiliated service group (as determined under Section 414(m) of the Code) of which the Company is a member and any other entity which is required to be aggregated with the Company pursuant to the provisions of
                  Section 414(o) of the Code.

                           (2) The term "ANNUAL INCENTIVE PLAN" shall mean any
                  management incentive plan adopted by the Board with respect to any Fiscal Year.

                           (3) The term "AWARD" shall mean the aggregate benefit
                  payable to a Plan Participant under an Annual Incentive Plan for a Fiscal Year.

                           (4) The term "BENEFICIARY" shall mean the person or
                  persons who, in accordance with the provisions of Article V, is entitled to distribution hereunder in the event a Participant dies before his interest under the Plan has been distributed to him in full.

                           (5) The term "BOARD" shall mean the Board of
                  Directors of the Company.

                           (6) The term "COMMITTEE" shall mean the Executive
                  Organization and Compensation Committee of the Board, or such other committee of the Board that is designated by the Board to administer the Plan. The Committee shall be constituted so as to satisfy any applicable legal requirements including the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 or any similar rule which may subsequently be in effect. The members shall be appointed by, and serve at the pleasure of, the Board and any vacancy on the Committee shall be filled by the Board.

                           (7) The term "COMMON SHARES" shall mean the common
                  stock of the Company.

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                           (8) The term "COMPANY" shall mean, for any period
                  prior to January 1, 1997, Bearings, Inc., and for any period after December 31, 1996, Applied Industrial Technologies, Inc., its corporate successors, and any corporation into or with which it is merged or consolidated.

                           (9) The term "COMPREHENSIVE PLAN" shall mean the
                  Applied Industrial Technologies, Inc. Deferred Compensation and Supplemental Benefit Plan (formerly known as the Bearings, Inc. Comprehensive Deferred Compensation and Supplemental Benefit Plan.)

                           (10) The term "DEFERRAL" shall mean that portion of
                  an Award which a Participant elects to defer pursuant to the terms of the Plan.

                           (11) The term "DEFERRAL ACCOUNT" shall mean the
                  bookkeeping account established under the Plan in the name of each Participant to reflect the Deferrals of such Participant.

                           (12) The term "ELIGIBLE EMPLOYEE" shall mean any
                  highly compensated or select management employee of the Company or an Affiliate who is designated by the Committee to participate in an Annual Incentive Plan with respect to a particular Fiscal Year.

                           (13) The term "FAIR MARKET VALUE" shall mean the
                  average of the high and low prices of a Common Share as reported on the composite tape for securities listed on the New York Stock Exchange for the date in question, provided that if no sales of Common Shares were made on said exchange on that date, the average of the high and low prices of a Common Share as reported on said composite tape for the nearest preceding day on which sales of Common Shares were made on said Exchange.

                           (14) The term "FISCAL YEAR" shall mean the fiscal
                  year of the Company, which as of January 1, 1997, begins on each July 1 and ends on the subsequent June 30.

                           (15) The term "FUND" shall mean any investment fund
                  designated by the Committee in which Deferrals can be deemed to be invested; provided, however, that one such Fund shall be deemed to be invested in Common Shares.

                           (16) The term "PARTICIPANT" shall mean an Eligible
                  Employee who elects to defer all or any portion of an Award under the Plan pursuant to the provision of Article II.


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



                           (17) The term "PLAN" shall mean Applied Industrial
                  Technologies, Inc. Deferred Compensation Plan (formerly known as the Bearings, Inc. Deferred Compensation Plan), as amended and restated herein, with all amendments, supplements, and modifications hereafter made. The Plan is part of the Comprehensive Plan and listed on Exhibit A attached thereto.

                           (18) The term "TRUST" shall mean the trust maintained
                  pursuant to the terms of the Applied Industrial Technologies, Inc. Supplemental Executive Retirement Benefits Trust Agreement (formerly known as the Bearings, Inc. Supplemental Executive Retirement Benefits Trust Agreement).

                           (19) The term "VALUATION DATE" shall mean the last
                  day of each Fiscal Year quarter and any other date as may be designated as such by the Committee.

         1.2 CONSTRUCTION. Where necessary or appropriate to the meaning herein, the singular shall be deemed to include the plural and the masculine pronoun to include the feminine.

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



                                   ARTICLE II

                         ELECTIONS BY ELIGIBLE EMPLOYEES
                         -------------------------------

         2.1 ELECTION TO DEFER. Prior to the January 1 following the adoption by the Board of an Annual Incentive Plan, an Eligible Employee may elect to defer receipt of all or a portion of the Award that he may receive under such Annual Incentive Plan as a Deferral under the Plan. Any election under this Section 2.1 shall be made in the form (an "Election Form") and manner specified by the Committee and acceptable to the Company. In addition, such election shall indicate the allocation of the Deferral to be deemed invested in the Funds.

         2.2 EFFECTIVENESS OF ELECTIONS. Subject to the provisions of Section 4.3, elections shall be effective and irrevocable upon the delivery of an Election Form to the Committee. Subject to the provisions of Article IV and
Section 6.7, amounts deferred pursuant to any election hereunder shall be invested and distributed in the manner and at the time set forth in such election.


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



                                   ARTICLE III

                            ACCOUNTS AND INVESTMENTS
                            ------------------------

         3.1 ESTABLISHMENT OF ACCOUNTS. The Deferral Account of each Participant shall have subaccounts, which shall reflect the Funds into which Deferrals are deemed invested and credited pursuant to the applicable Election Form filed by the Participant with the Committee.

         3.2 AMOUNT OF DEFERRALS. If a Participant elects to have less than 50% of his Award deferred under the Plan as a Deferral, the amount of such Deferral shall be credited to his Deferral Account and subaccounts in accordance with his duly filed Election Form. If, however, the Participant elects to have at least 50% of his Award deferred under the Plan as a Deferral and elects to have at least 50% of his Award deemed to be invested in a Fund comprised of Common Shares, 110% of the amount of such Deferral deemed so invested in Common Shares, and 100% of the amount of such Deferral deemed to be invested in any other Fund, shall be credited to his Deferral Account and subaccounts in accordance with the terms of his duly filed Election Form. In the event any Deferral or portion thereof is deemed to be invested in a Fund, such crediting shall be made within 30 days after the date on which the Deferral would otherwise have been payable to the Participant under the applicable Annual Incentive Plan and Common Shares of a Fund so credited to a Deferral Account shall be valued at Fair Market Value.

         3.3 ADJUSTMENT OF ACCOUNTS. As of each Valuation Date, the value of each Deferral Account shall be adjusted to reflect deemed earnings, losses and dividends determined by the Committee. Common Shares of a Fund credited to any Deferral Account shall be valued at Fair Market Value.

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



                                   ARTICLE IV

                            DISTRIBUTION OF ACCOUNTS
                            ------------------------

         4.1 METHOD OF DISTRIBUTION. The value of a Participant's Deferral Account deemed invested in a Fund comprised of Common Shares shall be distributed in Common Shares and the value of a Participant's Deferral Account deemed otherwise invested shall be distributed in cash. Such value shall be determined as of the most recent Valuation Date. Subject to the provisions of
Section 4.2, distribution of a Participant's Deferral Account shall be made either in a lump sum or in equal annual installments over a period of not more than ten years as specified in such Participant's Election Form.

         4.2 TIME OF PAYMENTS. Except as otherwise provided in this Section 4.2 or Section 4.3, distribution of the value of a Participant's Deferral Account shall commence on the date specified in his Election Form. Notwithstanding any other provision of the Plan to the contrary, a Participant may elect to change the manner and the time of distribution of the value of his Deferral Account during the period which commences no earlier than 90 days prior to his termination of employment and ends no later than 30 days prior to his termination of employment; provided, however, that in the event a Participant's employment is terminated with less than 30 days notice, such Participant may elect to change the manner and time of distribution of the value of his Deferral Account during the period which commences as of the day he receives notice of his termination of employment and ends ten days thereafter.

         4.3 HARDSHIP DISTRIBUTION. Prior to the time the Deferral Account of a Participant becomes payable under Section 4.2, the Committee, in its sole discretion, may elect to distribute all or a portion of the a Participant's Deferral Account on account of

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



severe financial hardship of the Participant. For purposes of the Plan, severe financial hardship shall be deemed to exist in the event the Committee determines that the Participant requires a distribution to meet immediate and heavy financial needs resulting from a sudden or unexpected illness or accident of the Participant or a member of his or her family, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. A distribution based on financial hardship shall not exceed the amount required to meet the immediate financial need created by the hardship and the income taxes resulting from such distribution.

         4.4 DISTRIBUTIONS UPON DEATH. Upon the death of a Participant, the balance of his or her Deferral Account shall be paid to his Beneficiary pursuant to the provisions of Article V.

         4.5 TAXES. In the event any taxes are required by law to be withheld or paid from any payments made pursuant to the Plan, the Committee shall cause such amounts from such payments and shall transmit the withheld amounts to the appropriate taxing authority.


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                                    ARTICLE V

                                  BENEFICIARIES
                                  -------------

         In the event a Participant dies before his interest under the Plan in his or her Deferral Account has been distributed in full, any remaining interest shall be distributed pursuant to Article IV to his Beneficiary, who shall be the person designated as such in writing by the Participant in the form and manner specified by the Company. In the event a Participant does not designate a Beneficiary or his designated Beneficiary does not survive him, his Beneficiary shall be his estate.


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



                                   ARTICLE VI

                                  MISCELLANEOUS
                                  -------------

         6.1 AMENDMENT AND TERMINATION OF THE PLAN. The Company reserves the right to amend or terminate the Plan at any time; provided, however, that no amendment or termination shall affect the rights of Participants to amounts previously credited to their Deferral Accounts pursuant to Section 3.2.

         6.2 NON-ALIENATION. No benefit under the Plan shall at any time be subject in any manner to alienation or encumbrance. If any Participant or Beneficiary shall attempt to, or shall, alienate or in any way encumber his rights or benefits under the Plan, or any part thereof, or if by reason of his bankruptcy or other event happening at any time any such benefits would otherwise be received by anyone else or would not be enjoyed by him, his interest in all such benefits shall automatically terminate and the same shall be held or applied to or for the benefit of such person, his spouse, children, or other dependents as the Committee may select.

         6.3 PAYMENT OF BENEFITS TO OTHERS. If any Participant or Beneficiary to whom a benefit is payable under the Plan is unable to care for his affairs because of illness or accident, any payment due (unless prior claim therefor shall have been made by a duly qualified guardian or other legal representative) may be paid to the spouse, parent, brother, sister, adult child, or any other individual deemed by the Company to be maintaining or responsible for the maintenance of such person. Any payment made in accordance with the provisions of this Section 5.3 shall be a complete discharge of any liability of the Plan with respect to the benefit so paid.

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         6.4 PLAN NON-CONTRACTUAL. Nothing contained herein shall be construed as a commitment or agreement on the part of any person employed by the Company to continue his employment with the Company, and nothing herein contained shall be construed as a commitment on the part of the Company to continue the employment or the annual rate of compensation of any such person for any period, and all Participants shall remain subject to discharge to the same extent as if the Plan had never been established.

         6.5 TAXABILITY OF PLAN BENEFITS. This Plan is intended to be treated as an unfunded deferred compensation plan under the Internal Revenue Code of 1986, as amended. It is the intention of the Company that the amounts deferred pursuant to the Plan shall not be included in the gross income of the Participants or their Beneficiaries until such time as the deferred amounts are distributed from the Plan. If, at any time, it is determined that amounts deferred pursuant to the Plan are currently taxable to a Participant or his Beneficiary, the amounts credited to such Participant's Deferral Account which become so taxable shall be distributed immediately to him; provided, however, that in no event shall amounts so payable under the Plan to a Participant exceed the value of his Deferral Account.

         6.6 FUNDING. The Company may cause Plan benefits to be paid from the Trust which is a grantor trust that provides full funding of the Plan benefits in the event of a potential change in control or change in control. Subject to the provisions of the Trust, the obligation of the Company under the Plan to provide a Participant or Beneficiary with a benefit constitutes the unsecured promise of the Company to make payments as provided herein, and no person shall have any interest in, or a lien or prior claim upon, any property of the Company.

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         6.7 SECTION 16B PROCEDURES. In conjunction with rules promulgated by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, as amended, the Company has established Section 16b Procedures which affect certain transactions under the Plan involving Employer Securities held for the benefit of a Director. Such Procedures, which are hereby incorporated into the Plan shall constitute for all purposes a part of the Plan. In the event that the Procedures conflict with any other provision of the Plan, the Procedures shall override such other provision and shall be controlling. For purposes of this Section, the following terms shall have the meaning hereinafter set forth.

         (a) The term "Employer Security" shall mean any qualifying employer security as defined in Section 407(d)(5) of ERISA which is also an equity security as defined under the Securities Exchange Act of 1934, as amended.

         (b) The term "Officer" shall mean any person who is designated as an "Officer" of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended.

         (c) The term "Section 16b Procedures" or "Procedures" shall mean the Administrative Procedures Applicable to Officers and Directors Under Employee Benefit Plans Maintained by Applied Industrial Technologies, Inc., effective as of January 1, 1997, with all amendments and thereafter made.

         6.8 SEVERABILITY. The invalidity or unenforceability of any particular provision of the Plan shall not affect any other provision hereof, and the Plan shall be construed in all respects as if such invalid or unenforceable provision were omitted herefrom.

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


         6.9 GOVERNING LAW. The provisions of the Plan shall be governed and construed in accordance with the laws of the State of Ohio.

         Executed at Cleveland, Ohio, this 11th day of February, 1997.


                                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.


                                      By:    /S/ John C. Robinson
                                         --------------------------------
                                         Title:  Vice Chairman


                                      And: /S/ Fred D. Bauer
                                         --------------------------------
                                         Title:  Assistant Secretary


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